THIRD AMENDMENT TO LEASE AGREEMENT THIS THIRD AMENDMENT TO LEASE AGREEMENT (this “Third Amendment”) is entered into as of July 3, 2024, (the “Third Amendment Effective Date”), by and between PPF OFF 7000 MARINA BOULEVARD LP, a Delaware limited partnership (“Landlord”), and SANGAMO THERAPEUTICS, INC., a Delaware corporation (“Tenant”), with reference to the following facts: A. Landlord (as successor to Marina Boulevard Property, LLC) and Tenant are parties to that certain Lease Agreement dated November 3, 2017 (the “Original Lease”), as amended by that certain First Amendment to Lease Agreement dated as of January 1, 2019 (the “First Amendment”) and that certain Second Amendment to Lease Agreement dated as of February 5, 2024 (the “Second Amendment”) (the Original Lease, as so amended, being referred to herein as the “Lease”), pursuant to which Landlord leases to Tenant the entire rentable square feet of the building located at 7000 Marina Boulevard, Brisbane, California (the “Building”), which contains approximately 87,695 rentable square feet in the aggregate (the “Premises”). The Building is part of a multi-building complex known as Marina Landing. B. Landlord and Tenant desire to modify the timing for Tenant's replacement of the letter of credit or delivery of the cash security deposit as originally contemplated in Section 1(b) of the Second Amendment. NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows: 1. Time for delivery of Cash Security Deposit or Letter of Credit. The reference to “June 1, 2024” set forth in Section l (b) of the Second Amendment is hereby deleted and replaced with “September 30, 2024.” 2. Miscellaneous. (a) This Third Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect. (b) In the case of any inconsistency between the provisions of the Lease and this Third Amendment, the provisions of this Third Amendment shall govern and control. (c) Submission of this Third Amendment by Landlord is not an offer to enter into this Third Amendment. Landlord and Tenant shall not be bound by this Third Amendment until Landlord and Tenant have mutually executed and delivered the same to Tenant. (d) Capitalized terms used in this Third Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Third Amendment.

(e) Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Third Amendment. Tenant agrees to defend, indemnify and hold Landlord harmless from all claims of any brokers claiming to have represented Tenant in connection with this Third Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Third Amendment. Landlord agrees to indemnify and hold Tenant harmless from all claims of any brokers claiming to have represented Landlord in connection with this Third Amendment. (f) Each signatory of this Third Amendment represents hereby that such signatory has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. (g) Tenant represents and warrants to Landlord that Tenant is currently in compliance with and shall at all times (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto. (h) This Third Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Third Amendment may be executed in so-called “pdf' format and each party has the right to rely upon a pdf counterpart of this Third Amendment signed by the other party to the same extent as if such party had received an original counterpart. Electronic signatures on this Third Amendment shall be valid and effective to bind the party so signing electronically. [SIGNATURES ARE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Third Amendment to Lease Agreement as of the Third Amendment Effective Date. LANDLORD: PPF PFF 7000 MARINA BOULEVARD LP, a Delaware limited liability company By: /s/ Todd O’Sanders Name: Todd O’Sanders Title: Executive Director TENANT: SANGAMO THERAPEUTICS, INC., a Delaware corporation By: /s/ Prathyusha Duraibabu Print Name: Prathyusha Duraibabu Its: CFO